UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2015

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Gubelstrasse 24

Park Tower, 15th Floor

6300 Zug, Switzerland

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Allied World Assurance Company Holdings, AG (the “Company”) held an Extraordinary General Meeting of Shareholders on December 9, 2015.  The Company’s shareholders considered the following proposals, each of which is described in greater detail in the Company’s definitive proxy statement dated November 9, 2015.

Proposal 1                                       Election of Directors

The Company’s shareholders elected the nominees listed below as additional directors to serve until the Company’s Annual Shareholder Meeting in 2016:

	For	Against	Abstain
Patricia L. Guinn	64,726,502	268,279	274,772
Fiona E. Luck	64,732,041	268,313	269,199

Proposal 2                                       Approve the 2015 Compensation for New Directors

The Company’s shareholders approved the 2015 compensation for new directors:

For	Against	Abstain
64,711,120	185,543	372,890

Item 8.01.  Other Events.

On December 9, 2015, the Company issued a press release announcing the election of Ms. Patricia L. Guinn and Ms. Fiona E. Luck to its Board of Directors.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

99.1	Press release, dated December 9, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

Dated: December 9, 2015	By:	/s/ Wesley D. Dupont
	Name:	Wesley D. Dupont
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated December 9, 2015.